EXHIBIT 99.1

INFORMATION STATEMENT

(INTENDED TO BE DISTRIBUTED TO STOCKHOLDERS ON OR ABOUT FEBRUARY 13, 2017)

NEWGEN BIOPHARMA CORP.

506 2nd Avenue, Suite 1400

Seattle, Washington 98104

855-624-4793

Notice of Stockholder Action by Written Consent

February 13, 2017

Dear Stockholder:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on February 10, 2017 (the “Record Date”), of shares of common stock, par value $0.001 per share (the “Common Stock”), of NewGen BioPharma Corp., a Nevada corporation (the “Company”), that holders of a majority of the Company’s Common Stock have taken action by written consent as of February 10, 2017, to:

1.        Approve and adopt the Company’s 2017 Equity Incentive Plan, in the form attached hereto as Exhibit A (the “2017 Plan”).

Nevada corporation law permits holders of a majority of the voting power to take a stockholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the approval of the 2017 Plan.

We encourage you to read the attached Information Statement carefully, including the exhibit attached hereto, for further information regarding this action.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the adoption of the 2017 Plan will not be effected until a date at least twenty (20) days after the date that this Information Statement is filed with the Securities and Exchange Commission and mailed to our stockholders of record on the Record Date.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein.

Sincerely,

NEWGEN BIOPHARMA CORP.

/s/ Bradford Long
Bradford Long
President

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

1

NEWGEN BIOPHARMA CORP.

506 2nd Avenue, Suite 1400

Seattle, Washington 98104

855-624-4793

Information Statement Concerning Action by Written Consent

Date and Purpose of Written Consent

On February 10, 2017, stockholders holding thirty-six million (36,000,000) shares of Common Stock, which constitutes a majority of the voting power of the Company, took action by written consent for the purpose of approving and adopting the 2017 Plan, in the form attached hereto as Exhibit A.

Stockholders Entitled to Notice

Holders of our Common Stock, our only outstanding voting securities, are entitled to one vote for each share of Common Stock held. We are first sending or giving this Information Statement on or about February 10, 2017 to our stockholders of record as of the close of business on February 10, 2017 (the “Record Date”).

Proxies

No proxies are being solicited.

Consents Required

The approval and adoption of the 2017 Plan requires the consent of the holders of a majority of the shares of issued and outstanding Common Stock.

On February 10, 2017, one (1) stockholder holding thirty-six million (36,000,000) shares of Common Stock, or approximately 75.63% of our Common Stock, delivered a written consent to us approving the 2017 Plan. For a detailed breakdown of the beneficial ownership of our Common Stock, please see Security Ownership of Certain Beneficial Owners and Management below. On February 10, 2017, the Board of Directors of the Company (the “Board”) approved the 2017 Plan. Accordingly, all necessary approvals in connection with the above corporate action have been obtained, and this Information Statement is being furnished solely for the purpose of informing our stockholders of such approval in the manner required under the Nevada corporation law and the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14c-2 promulgated thereunder.

Information Statement Costs

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our Common Stock, will be borne by us. We may reimburse others for expenses in forwarding Information Statement materials to the beneficial owners of our Common Stock.

THE APPROVAL AND ADOPTION OF THE 2017 PLAN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE APPROVAL AND ADOPTION OF THE 2017 PLAN, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL AND ADOPTION OF THE 2017 PLAN AND TO PROVIDE YOU WITH INFORMATION ABOUT THE 2017 PLAN.

2

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying footnotes set forth as of the Record Date, with respect to the beneficial ownership of our Common Stock for (i) each director and officer, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our Common Stock. As of the Record Date, there were 47,600,000 shares of Common Stock outstanding.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned	Percentage Beneficially Owned(2)
Directors and Executive Officers
Bradford Long 976 Peace Portal Drive Blaine, Washington 98230	0	0.00%
Navdeep Jaikaria 210 Jacobs Creek Road Titusville, New Jersey 08560	0	0.00%
All Officers and Directors as a Group	0	0.00%

5% Holders
Jerwin Alfiler 3221 Dominquez Avenue Quezon City, Philippines	36,000,000	75.63%
____________

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the Securities and Exchange Commission, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)	Based on 47,600,000 shares of our Common Stock outstanding as of February 10, 2017.

On January 30, 2017, two of the Company’s stockholders sold, assigned and transferred an aggregate of 36,000,000 shares of our Common Stock to Jerwin Alfiler, resulting in a change in control of the Company. Tadhg Sammon, a former director and officer of the Company, sold and transferred 16,000,000 shares of Common Stock to Mr. Alfiler, and James Sammon, also a former director and officer of the Company, sold and transferred 20,000,000 shares of Common Stock to Mr. Alfiler. The amount of consideration paid for the transferred shares was $20,000, and the funds used to acquire the shares were personal funds. As a result of the transfer, Mr. Alfiler became the majority stockholder of our Company and beneficial owner of approximately 75.63% of our issued and outstanding Common Stock. Other than the closing of the pending merger transaction described in our Current Report on Form 8-K, as filed with the Securities and Exchange Commission on January 11, 2017, the Company is not aware of any arrangements which may at a subsequent date result in a change in control of the Company. In connection with and as a condition to the closing of the merger transaction, the shares of Common Stock transferred pursuant to the transactions described above will be surrendered by Mr. Alfiler for cancellation.

3

Compensation of Directors and Executive Officers

The summary compensation table below shows certain compensation information for services rendered in all capacities to us by our principal executive officer and principal financial officer, and by each other executive officer whose total annual salary and bonus exceeded $100,000 during the fiscal years ended October 31, 2016 and 2015. Other than as set forth below, no executive officer’s total annual compensation exceeded $100,000 during our last fiscal period.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non Equity Incentive Plan Compensation ($) (g)	Non-qualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Jerwin Alfiler (Former Principal Executive Officer, Principal Financial Officer) (1)	2016	0	0	0	0	0	0	0	0
	2015	0	0	0	0	0	0	0	0

Bradford Long (Principal Executive Officer, Principal Financial Officer)	2016	0	0	0	0	0	0	0	0
	2015	0	0	0	0	0	0	0	0

___________

(1)	Jerwin Alfiler was appointed as the President, Secretary, Treasurer and sole director of the Company on January 7, 2014, and resigned from all such positions on February 8, 2017. Effective February 8, 2017, the Board appointed Bradford Long as President, Secretary, Treasurer and a director of the Company to fill the vacancies created by Mr. Alfiler’s resignation.

Other than as set forth above, none of our executive officers received, nor do we have any arrangements to pay out, any bonus, stock awards, option awards, non-equity incentive plan compensation, or non-qualified deferred compensation.

Employment Agreements

We currently have no employment agreement in place with our sole executive officer, and the manner and amount of compensation for the above-referenced officer has not yet been determined.

Potential Payments Upon Termination or Change-in-Control

We currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control. As a result, we have omitted this table.

Director Compensation

We have no standard arrangement to compensate directors for their services in their capacity as directors. Directors are not paid for meetings attended. However, we intend to review and consider future proposals regarding board compensation. All travel and lodging expenses associated with corporate matters are reimbursed by the Company, if and when incurred.

We currently have no agreement in place to compensate our directors for the services they provide to the Company. As a result, we have omitted this table.

Stock Option Plans – Outstanding Equity Awards at Fiscal Year End

We had no unexercised options, stock that had not vested, or other equity incentive plan awards to our executive officers or directors outstanding as of the end of our most recent fiscal year.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our Board and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

4

STOCKHOLDERS’ ACTION NO. 1

APPROVAL OF THE 2017 EQUITY INCENTIVE PLAN

The holders of shares representing a majority of our outstanding voting stock have given their written consent to approve and adopt the 2017 Plan. On February 10, 2017, the Company’s Board approved the 2017 Plan. In addition to awards of options to purchase Company Common Stock, the 2017 Plan, allows the Board to grant restricted stock awards and stock appreciation rights. The Board believes that it is in the best interests of the Company that the number of shares of Common Stock equal to eleven percent (11%) of the number of outstanding shares of the Company’s Common Stock be reserved for issuance under the 2017 Plan, which, as of the Record Date, would be 5,236,000 shares of Common Stock. The Board believes that an equity incentive plan is important to provide a mechanism for offering executives, employees, directors, consultants, advisers and other persons providing services to the Company the ability to participate in the long-term growth of the Company.

General Information

The 2017 Plan has been approved and adopted by the Board and the stockholders of the Company. Our Board and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2017 Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the adoption of the 2017 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future executives, employees, directors, consultants and advisers.

There are currently no plans, arrangements, commitments or understandings for the issuance of equity based incentives pursuant to the 2017 Plan.

The 2017 Plan authorizes the issuance of up to the number of shares of Common Stock equal to eleven percent (11%) of the number of outstanding shares of the Company’s Common Stock, which, as of the Record Date, would be 5,236,000 shares of Common Stock. The number of Common Stock available to grant for awards will increase any time additional shares of Common Stock are issued as long as the 2017 Plan is in effect. The following is a brief summary of the 2017 Plan. This summary is qualified in its entirety by reference to the full text of the 2017 Plan, a copy of which is attached as Exhibit A to this Information Statement.

Summary of the 2017 Plan

The principal provisions of the 2017 Plan are summarized below. This summary is not a complete description of all of the 2017 Plan’s provisions, and is qualified in its entirety by reference to the 2017 Plan which is attached to this Information Statement as Exhibit A. Capitalized terms in this summary not defined in this Information Statement have the meanings set forth in the 2017 Plan.

Purpose and Eligible Participants. The purpose of the 2017 Plan is to attract, retain and reward high-quality executives, employees, directors, consultants and advisers who provide services to the Company and/or its affiliates, and to encourage such persons to improve the operations and increase the profitability of the Company by enabling such persons to acquire a proprietary interest in the Company and participate in the long-term growth of the Company. Awards may be granted under the 2017 Plan to employees, including employees who are officers or directors, as well as outside directors, consultants and advisers whom the Administrator (as defined below) believes have made or will make a valuable contribution to the Company or its affiliates. The Administrator may also grant awards under the 2017 Plan to persons who are expected to become employees, directors, consultants or advisers of the Company, but who are not employees, directors, consultants or advisers on the date of approval by the Administrator.

Types of Awards. The 2017 Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Board, or by a committee to which administration of the 2017 Plan or a portion thereof is delegated by the Board (in either case, as defined in the 2017 Plan, the “Administrator”):

Options. Options may either be incentive stock options (“ISOs”), which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”), or non-qualified stock options (“NQOs”). Options shall vest as determined by the Administrator and as set forth in the applicable agreement between the Company and the optionee. The exercise price of each Option shall be determined by the Administrator, provided that such price will not be less than the fair market value of a share of Common Stock on the date of the grant of the Option. In the case of an ISO granted to a person who owns more than 10% of the combined voting power of the capital stock of the Company or any affiliate, the exercise price shall be no less than 110% of the fair market value of a share of Common Stock on the date of the grant. The term for the Options may be set by the Administrator in the applicable agreement, but in no event shall the term exceed ten (10) years from the date of grant. In the case of an ISO granted to a 10% stockholder, the term of the ISO shall not exceed five (5) years from the date of grant. A recipient of an Option shall have no rights as a stockholder with respect to the shares of Common Stock covered by the Option until the date of issuance of a stock certificate or stock certificates to the optionee upon exercise of the Option.

5

Stock Appreciation Rights. Stock Appreciation Rights (“SARs”) generally grant a right to receive the excess of the fair market value of our Common Stock on the exercise date over its base value as specified on the grant date. Upon exercise of a SAR, the grantee will be entitled to receive only Common Stock at a fair market value equal to the amount of the benefit to be received upon exercise. The grant price of a SAR and all other terms and conditions will be established by the Administrator in its sole discretion, as set forth in the applicable agreement. The term of a SAR will be set by the Administrator and set forth in the applicable agreement, but in no event will such term exceed ten (10) years from the date of grant.

Restricted Stock Awards. Restricted stock awards consist of shares granted to an eligible participant that are subject to one or more restrictions and/or risks of forfeiture. Shares of restricted Common Stock issued under the 2017 Plan shall be subject to the terms, conditions and restrictions determined by the Administrator, which may include restrictions regarding transferability, repurchase of shares by the Company, and forfeiture of the shares issued upon failure to satisfy certain criteria. If shares of Common Stock issued under the 2017 Plan are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to such shares may be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts will be paid to the recipient.

Number of Shares. The number of shares of Common Stock reserved for issuance under the 2017 Plan shall be the number of shares of Common Stock equal to eleven percent (11%) of the number of outstanding shares of the Company’s Common Stock. Accordingly, so long as the 2017 Plan is in effect, the number of shares available for issuance under the 2017 Plan will increase any time additional shares of the Company’s Common Stock are issued. The maximum number of shares of Common Stock with respect to which awards of any and all types may be granted under the 2017 Plan during any twelve-month period to any eligible participant shall be limited, in the aggregate, to five million (5,000,000) shares of Common Stock. The number of shares of Common Stock available for issuance under the 2017 Plan is also subject to adjustment, in the Administrator’s sole discretion, in the event of certain changes in the capital structure of the Company, as set forth in Sections 6.1.1 and 8.2 of the 2017 Plan.

Administration. Subject to the terms of the 2017 Plan, the Administrator shall have the authority, in its discretion, to: grant Options, SARs and restricted stock; determine the fair market value of the Common Stock subject to awards under the 2017 Plan; determine the exercise price of Options, the economic terms of SARs, and the offering price of restricted stock awards; determine the persons to whom, and the time or times at which, awards shall be granted, and the number of shares subject to such awards; interpret the terms and provisions of the 2017 Plan and any applicable agreements under the 2017 Plan; prescribe, amend and rescind rules relating to the 2017 Plan; determine the terms and provisions of each award granted; with the consent of a grantee, rescind any award or modify the terms of any award; reduce the exercise price of an Option, the base value for a SAR, or the purchase price of a restricted stock award; accelerate or, with the consent of a grantee, defer the exercise date of an Option or SAR or the date on which the restrictions on restricted stock awards lapse; issue shares of restricted stock to an optionee in connection with the accelerated exercise of an Option, SAR or restricted stock award; determine the duration and purposes of leaves of absence which may be granted to eligible participants without constituting a termination of employment for the purposes of the 2017 Plan; and make all other determinations deemed necessary or advisable for the administration of the 2017 Plan and any applicable agreement or award granted under the 2017 Plan. The Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the 2017 Plan.

Amendments. The Board may amend, alter, suspend or discontinue the 2017 Plan at any time, provided that such amendment, alteration, suspension or discontinuance may not adversely affect previously granted and outstanding awards under the 2017 Plan without the grantees’ consent. No amendment, alteration, suspension or discontinuance shall require stockholder approval, unless stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or the Board otherwise determines that stockholder approval is appropriate and advisable.

Term. The Administrator may grant awards pursuant to the 2017 Plan until the 2017 Plan is discontinued or terminated; provided, however, that no Award may be granted under the 2017 Plan after February 10, 2027, which is ten (10) years after the date of adoption of the 2017 Plan by the Board. Termination of the 2017 Plan shall not affect any outstanding Options or SARs, or the terms applicable to any previously awarded restricted stock.

Corporate Transactions. In the event of the liquidation or dissolution of the Company, or a merger or consolidation of the Company with or into another entity (other than a merger with a wholly-owned subsidiary), or a sale of all or substantially all of the assets of the Company or a purchase or other acquisition of more than 50% of the outstanding stock of the Company by one or more persons acting in concert (as defined in the 2017 Plan, a “Corporate Transaction”), the Administrator shall notify each holder of an Option or SAR at least thirty (30) days prior thereto, or as soon thereafter as may be practicable. To the extent not exercised, all outstanding Options and SARs shall terminate immediately prior to the consummation of such Corporate Transaction, unless the Administrator determines otherwise in its sole discretion. The Administrator may, in its sole discretion, (i) permit the exercise of outstanding Options and SARs prior to termination, even if such Options or SARs would not otherwise be exercisable at such time, and/or (ii) determine that all or certain outstanding Options and SARs shall be assumed, or that an equivalent Option or SAR shall be provided as a substitute, by the surviving entity or any affiliate of the surviving entity in such Corporate Transaction. With respect to restricted stock awards, to the extent not previously forfeited, all restricted stock with outstanding or ongoing restrictions shall be forfeited immediately prior to the consummation of such Corporate Transaction, unless the Administrator determines otherwise in its sole discretion. The Administrator may, in its sole discretion, (i) remove any restrictions as to any restricted stock, or (ii) require that all outstanding restricted stock participate in such Corporate Transaction, and that an equivalent form of restricted stock be provided as a substitute by the surviving entity in such Corporate Transaction.

6

Payment. Generally, payment in full, in cash, shall be made for all shares of stock purchased upon exercise of an Option under the 2017 Plan. However, the Administrator, in its sole discretion, may authorize any one or more of the following additional methods of payment for shares of stock purchased pursuant to the 2017 Plan: a full recourse promissory note executed and delivered by the optionee; delivery by the optionee of shares of Common Stock already owned by such optionee; the surrender of shares of Common Stock then issuable upon exercise of the Option; or cashless exercises, as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

Transfer Restrictions. Except with the express written consent of the Administrator, which may only be given with respect to NQOs and SARs, no Option or SAR granted under the 2017 Plan shall be assignable or otherwise transferable by the grantee, except by will or by the laws of descent and distribution. During the lifetime of the grantee, an Option or SAR shall be exercisable only by the grantee.

Market Standoff. Each award recipient, if so requested by the Company or any representative of the underwriters in connection with any registration of the Company’s securities under the Securities Act pursuant to an underwritten public offering, shall not sell or otherwise transfer any shares of Common Stock acquired by exercise of Options, SARs, or receipt of restricted stock during the 180-day period following the effective date of a registration statement filed by the Company under the Securities Act.

New Plan Benefits. The amount of future awards will be determined by the Administrator. The 2017 Plan does not require awards in specific amounts or to specific recipients, or provide formulae to determine the amount or recipients of awards. As a result, the Company cannot determine the awards that will be made under the 2017 Plan, or the awards that would have been made in the past if the 2017 Plan had been in place.

Federal Income Tax Matters.

Options. Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the 2017 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NQOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

ISOs granted under the 2017 Plan are intended to qualify for favorable tax treatment under Section 422 of the Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three (3) months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two (2) years from the granting of the option or one (1) year from the receipt of the shares.

Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights. Generally, a recipient of a SAR will recognize compensation taxable as ordinary income equal to the value of the shares of Company Common Stock or the cash received in the year that the SAR is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2017 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

7

Other Information

Other than as a result of their right to participate in the 2017 Plan, no person who currently is or was a director or executive officer of the Company in the year ended October 31, 2016, or who is a nominee for director at the meeting, or any associate of theirs, has any substantial interest in this proposal.

No Dissenter’s Rights

Under Nevada law, our dissenting stockholders are not entitled to appraisal rights with respect to the approval and adoption of the 2017 Plan, and we will not independently provide our stockholders with any such right.

8

REASONS WE USED STOCKHOLDER CONSENT AS OPPOSED TO SOLICITATION OF STOCKHOLDER APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING

The approval and adoption of the 2017 Plan as described in this Information Statement requires stockholder approval in order to be effective. Stockholder approval could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our voting securities.

Given that we have already secured the affirmative consent of the holders of a majority of our voting securities to the approval and adoption of the 2017 Plan, we determined that it would be a more efficient use of limited corporate resources to forego the dissemination of a proxy statement and subsequent majority vote in favor of the action at a stockholder meeting called for such a purpose, and rather proceed through the written consent of the holders of a majority of our voting securities. Spending the additional company time, money and other resources required by the proxy and meeting approach would have been potentially wasteful and, consequently, detrimental to completing the adoption of the 2017 Plan in a manner that is timely and efficient for us and our stockholders.

DISTRIBUTION OF INFORMATION STATEMENT

Only one Information Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the Information Statement or by calling our principal executive offices at (855) 624-4793. If multiple stockholders sharing an address have received one copy of this Information Statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No director, officer, nominee for election as a director, associate of any director, officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest. No director has informed us that he intends to oppose any of the corporate actions to be taken by us as set forth in this Information Statement.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases) representing our expectations or beliefs regarding the Company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

ADDITIONAL INFORMATION

We are subject to the reporting requirements of the Exchange Act and file reports required under the Exchange Act with the SEC. Such reports may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such materials and information from the SEC can be obtained at existing published rates from the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. The SEC also maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC, which may be downloaded free of charge.

9

CONCLUSION

To keep you informed, we are sending you this Information Statement which provides a summary of the 2017 Plan. Your consent to the approval and adoption of the 2017 Plan is not required and is not being solicited in connection with this action.

Neither the SEC nor any state regulatory authority has approved or disapproved these transactions, passed upon the merits or fairness of the transactions, or determined if this Information Statement is accurate or complete. Any representation to the contrary is a criminal offense.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

10

EXHIBIT A

2017 EQUITY INCENTIVE PLAN

[ATTACHED]

11